FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”) is entered into as of February __, 2008 by and among KELLWOOD COMPANY (“Borrower Representative”), each of the other Borrowers signatory hereto (collectively with Borrower Representative, the “Borrowers”), BANK OF AMERICA, N.A., as agent for the Lenders (“Agent”) and the Lenders party hereto.

Recitals

A.    The Borrowers, the Lenders and the Agent are party to that certain Loan and Security Agreement, dated as of April 12, 2006, (as such agreement may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrowers as provided therein. Terms defined in the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement.

B.           The Borrowers, the Agent and the Required Lenders desire to modify the Loan Agreement in certain respects, in accordance with the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

ARTICLE 1

AMENDMENTS TO LOAN AGREEMENT

Section 1.1        Amendments to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by:

(a)	inserting the following as a new definition therein in alphabetical order:
“Sun Capital - means Sun Capital Partners, Inc. or any of its Affiliates.”

(b)          amending and restating the definition of “Change of Control” located therein in its entirety to read as follows:

“Change of Control - (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than Sun Capital (i) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an

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“option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the Equity Interest in the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) or (ii) otherwise has the ability, directly or indirectly, to elect a majority of the Board of Directors of the Parent (such a person or group as described in clause (i) or (ii) above, a “Controlling Owner”); (b) a change in the majority of directors of the Parent, unless (i) approved by the then majority of directors or (ii) such directors were appointed by Sun Capital while Sun Capital is a Controlling Owner; provided that, a “Change of Control” shall be deemed to have occurred if the majority of directors of the Parent were appointed by Sun Capital and ninety (90) days from the date Sun Capital became a Controlling Owner have elapsed; (c) Sun Capital becomes a Controlling Owner at any time on or prior to March 31, 2008 and ninety (90) days from the date Sun Capital became a Controlling Owner have elapsed; or (d) Sun Capital becomes a Controlling Owner at any time after March 31, 2008.”

Section 1.2       All references in the Loan Agreement or in any other Loan Document to “Gerber Childrenswear, Inc.” shall be deemed to be a reference to “Gerber Childrenswear LLC”.

ARTICLE 2

MISCELLANEOUS

Section 2.1       Conditions to Effectiveness. This Amendment, including the amendments and other terms set forth herein, shall become effective upon satisfaction or waiver of the following conditions precedent, as determined by the Agent in its sole discretion:

(a)          this Amendment shall have been duly executed and delivered by the Agent, Borrowers and Required Lenders;

(b)          all representations and warranties of the Borrowers contained herein shall be true and correct in all respects;

(c)          the Agent shall have received a copy of the Organic Documents setting forth the conversion and name change of Gerber Childrenswear, Inc. to Gerber Childrenswear LLC; and

(d)          the Agent shall have received, in immediately available funds, the Amendment Fee (as defined below).

Section 2.2       Representations, Warranties, and Covenants of the Borrowers. The Borrowers hereby represent and warrant that as of the date of this Amendment and after giving effect hereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of the Obligors contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on

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and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (c) the execution and delivery by the Borrowers of this Amendment and the performance by the Obligors of the Loan Agreement, as amended by this Amendment, are within their respective corporate powers and have been duly authorized by all necessary action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid, and binding obligations of the Obligors enforceable against the Obligors in accordance with their terms, and (e) the execution and delivery by the Borrowers of this Amendment and the performance by the Obligors of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person (other than that which has been obtained) and do not contravene the terms of any Obligor’s Organic Documents, any Restrictive Agreement or any other indenture, agreement, or undertaking to which any Obligor is a party or by which any Obligor or any of its property is bound.

Section 2.3        Amendment Fee. As consideration for the execution and delivery of this Amendment, Borrowers shall pay to the Agent for the ratable benefit of the Lenders an amendment fee in the amount of $40,000 (the “Amendment Fee”), which fee shall be fully earned and payable on the date hereof.

Section 2.4        Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Loan Documents or (b) any Default or Event of Default. This Amendment shall constitute a Loan Document.

Section 2.5        Fees, Costs, and Expenses. Subject to and in accordance with Section 3.4 of the Loan Agreement, the Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

Section 2.6       Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy, pdf or similar electronic file of any such executed counterpart shall be deemed valid and may be relied upon as an original.

Section 2.7	Effect; Ratification.

(a)          Except as specifically set forth above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan

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Agreement or any other Loan Document, nor constitute amendment of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(c)          Each Borrower acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

Section 2.8       Reaffirmation. Each Borrower signatory hereto hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof. Further, Gerber Childrenswear LLC hereby acknowledges and agrees that it is liable for all of the obligations of Gerber Childrenswear, Inc. (“Gerber”) and hereby expressly assumes the obligations of Gerber under the Loan Agreement and the other Loan Documents.

Section 2.9        No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

Section 2.10     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

[Signature Pages Follow]

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                IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWERS:

KELLWOOD COMPANY

ROYAL ROBINS, INC.

By:

Name:	Gregory W. Kleffner

Title:     Chief Financial Officer for each of the above listed companies

KWD HOLDINGS, INC.

KELLWOOD FINANCIAL RESOURCES, INC. (formerly known as Newkell, Inc.)

By:

Name:	Gregory W. Kleffner
Title:	Vice President for each of the above listed

Companies

AMERICAN RECREATION

PRODUCTS, INC.

GERBER CHILDRENSWEAR LLC (f/k/a Gerber Childrenswear, Inc.)

HALMODE APPAREL, INC.

KELLWOOD RETAIL GROUP, INC.

NEW CAMPAIGN, INC.

PHAT FASHIONS LLC

PHAT LICENSING LLC

SIERRA DESIGNS ACQUISITION CORPORATION

HANNA ANDERSSON CORPORATION

By:

Name:	Gregory W. Kleffner
Title:	Senior Vice President Finance for
each of the above listed companies

[Signature Page to the First Amendment to LSA]

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AGENT:

BANK OF AMERICA, N.A.,

as Agent

By:

Name:

Title:

Address for Notices:

Bank of America Business Capital

231 South LaSalle, 7th Floor

Mail Code IL1-231-07-49

Chicago, IL 60604

Attention: Senior Portfolio Manager

Telecopier: (312) 755-3300

[Signature Page to the First Amendment to LSA]

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LENDERS:

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL),

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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THE BANK OF NEW YORK,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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THE BANK OF NOVA SCOTIA,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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FIFTH THIRD BANK,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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FIRST BANK,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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JP MORGAN CHASE BANK, N.A.,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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SUNTRUST BANK,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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UMB BANK, N.A.,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:

Name:

Title:

[Signature Page to the First Amendment to LSA]

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